MYPLAN  USA,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)

FINANCIAL  STATEMENTS
AUGUST  31,  2001







     INDEX     PAGE
     --------------



REPORT OF INDEPENDENT CHARTERED ACCOUNTANTS     1

FINANCIAL STATEMENTS

Balance Sheet     2

Statement of Operations     3

Statement of Stockholders' Equity (Deficiency)     4

Statement of Cash Flows     5

Notes to Financial Statements     6-7




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                                                                               1








                   REPORT OF INDEPENDENT CHARTERED ACCOUNTANTS

TO  THE  BOARD  OF  DIRECTORS  AND  STOCKHOLDERS
OF  MYPLAN  USA,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)

We have audited the balance sheet of MyPlan USA, Inc. (A Development Stage Company) as at August 31, 2001 and the statement of operations, stockholders' equity and cash flow for the period from the date of incorporation, August 2, 2001 to August 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MyPlan USA, Inc. (A Development Stage Company), as at August 31, 2001 and the results of its operations and its cash flows for the period from the date of incorporation, August 2, 2001 to August 31, 2001 in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in note 1 to the financial statements, the Company has not generated any revenues since inception. These factors raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




"Pannell  Kerr  Forster"

Chartered  Accountants

Vancouver,  Canada
October  5,  2001

                                        2

                                                                               4
See  notes  to  financial  statements.

MYPLAN  USA,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)
BALANCE  SHEET
AUGUST  31,  2001
(U.S.  DOLLARS)


ASSETS

CASH                                                             $   9,846


LIABILITIES

CURRENT
 Accounts payable and accrued liabilities                        $  50,313
  Due to stockholders                                                4,522
---------------------------------------------------------------  ----------


TOTAL LIABILITIES                                                   54,835


STOCKHOLDERS' EQUITY (DEFICIENCY)
COMMON STOCK
  Authorized
   100,000,000     Shares of common stock with a par value of
0.001 each
  Issued and Outstanding
    17,016,000     Shares of common stock                           17,016
---------------------------------------------------------------  ----------
ADDITIONAL PAID-IN CAPITAL                                         152,899
---------------------------------------------------------------  ----------
DEFICIT ACCUMULATED DURING THE DEVELOPMENT
---------------------------------------------------------------
  STAGE                                                           (214,904)
---------------------------------------------------------------  ----------


TOTAL STOCKHOLDERS' EQUITY (DEFICIENCY)                            (44,989)
---------------------------------------------------------------  ----------


                                                                 $   9,846
                                                                 ----------



                                        3

MYPLAN  USA,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)
STATEMENT  OF  OPERATIONS
PERIOD  FROM  DATE  OF  INCEPTION  (AUGUST  2,  2001)  TO  AUGUST  31,  2001
(U.S.  DOLLARS)



EXPENSES
  Amalgamation                      $  120,050
  License and trademark                 40,000
  Animation character design            20,000
  Professional and consulting fees       9,200
  Market research                        8,460
  Reorganization                         3,500
  Transfer agent                         1,000
  Bank charges                             154


NET LOSS                            $ (202,364)


BASIC AND DILUTED
  Loss per share                    $    (0.03)


SHARES USED IN BASIC AND DILUTED
  PER SHARE COMPUTATION              6,454,345
----------------------------------  -----------



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                                        4

MYPLAN  USA,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)
STATEMENT  OF  STOCKHOLDERS'  EQUITY
PERIOD  FROM  DATE  OF  INCEPTION  (AUGUST  2,  2001)  TO  AUGUST  31,  2001
(U.S.  DOLLARS)

                                                Total
                  Common Stock     Additional          Stockholders'


                        Number             Paid-in    Accumulated      Equity
                      of Shares   Amount   Capital      Deficit     (Deficiency)


August 2, 2001
  (Inception)                  0  $     0  $      0  $          0   $          0
Issuance of common
stock                                             0
For cash              15,000,000   15,000   135,000             0        150,000
For services note
 2(d))                 1,966,000    1,966    17,694             0         19,660
To acquire VJG4,
 Inc. (note 1)            50,000       50       205       (12,540)       (12,285)
Net loss August 31,
 2001                          0        0         0      (202,364)      (202,364)


Balance, August
31, 2001              17,016,000  $17,016  $152,899  $   (214,904)  $    (44,989)



The 50,000 shares issued to acquire VJG4, Inc. are "restricted securities" subject to Rule 144 of the Securities Act of 1933.

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                                                                               7


MYPLAN  USA,  INC.
(A  DEVELOPMENT  STAGE  COMPANY)
STATEMENT  OF  CASH  FLOWS
PERIOD  FROM  DATE  OF  INCEPTION  (AUGUST  2,  2001)  TO  AUGUST  31,  2001
(U.S.  DOLLARS)


                                             CUMULATIVE
                                            ------------
                                                FROM
                                             INCEPTION
                                                 TO
                                             AUGUST 31,
                                                2001

OPERATING ACTIVITIES
  Net loss                                  $  (202,364)
  Shares issued for services                     19,660
  Amalgamation costs paid with shares                50
CHANGES IN OPERATING
ASSET AND LIABILITIES
  Accounts payable and accrued liabilities       42,500


NET CASH USED BY OPERATING ACTIVITIES          (140,154)


FINANCING ACTIVITY
  Issuance of common stock for cash             150,000


NET INFLOW OF CASH                                9,846
------------------------------------------  ------------
CASH, BEGINNING OF PERIOD                             0
------------------------------------------  ------------


CASH, END OF PERIOD                         $     9,846
------------------------------------------  ------------


NON-CASH ACTIVITIES
  Shares issued for shares of VJG4, Inc.    $    12,335
  Shares issued for services                $    19,660



                                        6
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

                                MYPLAN USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2001
                                 (U.S. DOLLARS)



1.     ORGANIZATION  AND  NATURE  OF  OPERATIONS

The Company was incorporated August 2, 2001 under the laws of the State of Nevada. The objective of the Company is to provide pre-production and post-production services to the animation industry.

On August 20, 2001 the Company acquired all of the outstanding shares of common stock of VJG4, Inc. for 50,000 shares of the Company assigned their par value of $50 and for $40,000 and then merged with VJG4, Inc. Following the merger, all VJG4, Inc. shares of common stock were cancelled. VJG4, Inc. was a development stage company and had no operations to the date of the merger other than organizational and administrative activities. The cash payment of $40,000 was expensed as amalgamation cost.

With effect from August 21, 2001, VJG4, Inc. ceased to exist and all of its assets and liabilities became those of the Company. As a result, the Company's financial statements at August 31, 2001 present the financial position of the consolidated entity formed by the merger of August 20, 2001. At the date of acquisition VJG4, Inc. had no assets, had liabilities of $12,335 and an accumulated deficit of $12,540.

The Company is a development stage company. The ability of the Company to emerge from the development stage with respect to its planned principal business activity is dependent upon its successful efforts to raise additional equity financing. There is no guarantee that the Company will be able to raise any equity financing.

There is substantial doubt regarding the Company's ability to continue as a going concern. The Company intends to obtain additional capital from third parties to finance its involvement in the animation industry.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

(a)     Other  comprehensive  income  (loss)

The Company may, in the future, have other comprehensive income (loss) arising from foreign currency translation.

(b)  Net  loss  per  share

Net loss per share calculations are based on the weighted average number of common shares outstanding during the reporting period.

(c)     Use  of  estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and would impact future results of operations and cash flows.



                                        7
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
                                MYPLAN USA, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2001
                                 (U.S. DOLLARS)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

(d)     Common  stock  issued  for  services

The Directors of the Company determined that $19,660 was the fair market value of services received by the Company from contractors.

(e)     Financial  instruments

The Company's financial instruments consist of cash, accounts payable and due to stockholders. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying value.

3.     INCOME  TAXES

The Company has operating losses, which may be carried forward to apply against future years' taxable income. The tax effect has not been recorded in these financial statements.

The  components  of  future  income  tax  assets  are  as  follows:


                                           2001
                                           ----

Future income tax assets
-----------------------------------
  Net operating loss carry forwards  $202,364
-----------------------------------  ---------
  Appropriate tax rate                     45%
-----------------------------------  ---------


                                       91,064
                                     ---------
Less:  Valuation allowance            (91,064)
-----------------------------------  ---------


Tax assets                           $    0.0
-----------------------------------  ---------



Net  operating  losses  for  U.S.A. income tax purposes expire in the year 2022.


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